Exhibit 10.9(b)


            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Second Amendment to Amended and Restated Credit Agreement (this "Amendment"), dated as of July 23, 1998, is made by and between Capital Trust, a California business trust having an office at 605 Third Avenue, 26th Floor, New York, New York 10016, as borrower (the "Borrower"), and German American Capital Corporation, a Maryland corporation having an office at 31 West 52nd Street, New York, New York 10019, as lender (the "Lender").

                                 R E C I T A L S

         WHEREAS, the parties hereto are party to that certain Amended and Restated Credit Agreement, dated as of January 1, 1998 (the "Original Credit Agreement"), as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of June 22, 1998, between Borrower and Lender (the "First Amendment"; and, together with the Original Credit Agreement, the "Credit Agreement"; terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement), pursuant to which the Lender agreed, subject to the terms and conditions set forth in the Credit Agreement, to make a loan to Borrower as provided in the Credit Agreement; and

         WHEREAS, the maximum principal amount of the Loan immediately preceding the execution and delivery of this Amendment is $300,000,000; and

         WHEREAS, Borrower and Lender desire to increase the maximum principal amount of the Loan from $300,000,000 to $355,000,000; and

         WHEREAS, Borrower and Lender desire to amend the Credit Agreement to reflect such increase of the maximum principal amount of the Loan;

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the date hereof:

1.       Commitment.
         ----------

         1.1 The first paragraph of the Recitals on page 1 of the Original Credit Agreement, as amended by Section 1.1 of the First Amendment, is hereby deleted in its entirety and replaced by the following paragraph:

         WHEREAS, Borrower desires to obtain a series of loan advances (each, an "Advance" and collectively, the "Loan") from Lender (as defined below) in an aggregate amount at any time outstanding of up to $355,000,000 to provide warehouse funding for a portion of the principal amount of the Collateral Loans and other Collateral


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         (each as hereinafter defined) that Borrower or its Acquisition Entities originates or acquires, as the case may be; and

         1.2 The paragraph in which the term "Commitment" is defined in Section
1.1 of the Original Credit Agreement, as amended by Section 1.2 of the First Amendment, is hereby deleted in its entirety and replaced by the following paragraph:

         "Commitment" means the sum of Three Hundred Fifty Five Million Dollars ($355,000,000).

         2. Loan Fee.

         2.1 The definition of the term "Loan Fee" in Section 1.1 of the Original Credit Agreement, as amended by Section 2.1 of the First Amendment, is hereby deleted in its entirety and replaced by the following:

         "Loan Fee" means the fee set forth below. Borrower shall pay the Loan Fee to Lender as follows:

        /----------------------------/-----------------------------------------/
        /Installment Amount of       /   Borrower Shall Pay The Referenced     /
        /Loan Fee:                   /   Installment the First Time Lender     /
        /                            /   Makes any Advance that Causes the     /
        /                            /   Principal Balance of the Loan to      /
        /                            /   Exceed:                               /
        /                            /                                         /
        /----------------------------/-----------------------------------------/
        /  $750,000                  /   $1                                    /
        /----------------------------/-----------------------------------------/
        /  $750,000                  /   $75,000,000                           /
        /----------------------------/-----------------------------------------/
        /  $500,000                  /   $150,000,000                          /
        /----------------------------/-----------------------------------------/
        /  $250,000                  /   $250,000,000
        /----------------------------/-----------------------------------------/
        /  $275,000                  /   $300,000,000                          /
        /----------------------------/-----------------------------------------/

         NOTE:  Borrower has paid to Lender all installments of the Loan Fee.

3.       Global Note.

         3.1 On or before the date hereof, Borrower shall execute and deliver to Lender an amendment to the Global Note in the form attached hereto as Exhibit A (the "Note Amendment"). All references to the Global Note in the Security Documents shall mean and refer to the Global Note as modified and amended by (i) that certain First Amendment to Global Note, dated as of June 22, 1998, between Borrower and Lender and (ii) the Note Amendment.


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         4. Principal Balance of Loan.

         4.1 Borrower acknowledges that, as of July 23, 1998, the outstanding principal balance of the Loan was $283,869,887.

         5. Covenants, Representations and Warranties of Borrower.

         5.1 Borrower hereby reaffirms all terms, covenants, representations and warranties made in the Security Documents as amended hereby.

         5.2 Borrower hereby represents and warrants to the Lender that (a) it has the legal power and authority to enter into this Amendment without consent or approval by any third party and this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms and (b) the execution and delivery by Borrower of this Amendment has been duly authorized by all requisite action on the part of Borrower and will not violate any provision of Borrower's organizational documents. 5.3 Borrower hereby represents and warrants to the Lender that, as of the date hereof, (a) no Default or Event of Default has occurred and is continuing; (b) no Default or Event of Default will occur as a result of the execution, delivery and performance by Borrower of this Amendment; (c) Borrower has not given any notice of any uncured Default to Lender and (d) there are no legal proceedings commenced or threatened against Lender by Borrower. 5.4 Borrower hereby confirms and acknowledges that Borrower has no offsets, defenses, claims, counterclaims, setoffs, or other basis for reduction with respect to any portion of the Indebtedness. 5.5 Borrower hereby agrees that a breach of any of the representations and warranties made herein shall constitute an Event of Default under Section 8.1 of the Credit Agreement, subject to the notice and cure provisions provided therein. 6. Lender's Acknowledgment.

         6.1 Lender acknowledges to Borrower that, as of the date hereof, both before and after giving effect to this Amendment, to the best of Lender's knowledge, Borrower is not in default with respect to its obligations under the Credit Agreement and the Collateral Security Instruments.


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         7. Effect Upon Security Documents; Trustee Exculpation.

         7.1 Except as specifically set forth herein, the Security Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto acknowledge and agree that the Credit Agreement, as hereby amended, is in full force and effect in accordance with its terms and has not been supplemented, modified or otherwise amended, canceled, terminated or surrendered, except pursuant to this Amendment. The Credit Agreement is binding and enforceable as against the parties hereto in accordance with its terms. Any inconsistency between this Amendment and the Credit Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Credit Agreement inconsistent with this Amendment. All references to the "Credit Agreement" in the Security Documents and to the "Agreement" in the Credit Agreement shall mean and refer to the Credit Agreement as modified and amended hereby.

         7.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Security Documents (except to the extent expressly set forth herein), or any other document, instrument or agreement executed and/or delivered in connection therewith. 7.3 The provisions of this Amendment shall be subject to the provisions of Section 9.13 of the Credit Agreement, which provisions are incorporated by reference as if herein set forth in full. 8. Governing Law.

         8.1 THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

         9. Counterparts.

         9.1 This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the day and year first above written.

                                        BORROWER:
                                        --------

                                        CAPITAL TRUST,
                                        a California business trust


                                        By:    /s/ Edward L. Shugrue III
                                               --------------------------------
                                        Name:  Edward L. Shugrue III
                                        Title: Managing Director and Chief
                                               Financial Officer


                                        LENDER:
                                        ------

                                        GERMAN AMERICAN CAPITAL CORPORATION,
                                        a Maryland corporation

                                        By:    /s/ Kenneth Gilison
                                               ---------------------------------
                                        Name:  Kenneth Gilison
                                        Title: Vice President


                                        By:    /s/ Jon A. Vaccaro
                                               ---------------------------------
                                        Name:  Jon A. Vaccaro
                                        Title: Vice President


Exhibit A         Note Amendment
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